UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2022

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

757 Third Avenue

27th Floor

New York, NY 10017

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Explanatory Note

On May 19, 2022, Staffing 360 Solutions, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to disclose its entry into an amendment to the Stock Purchase Agreement by and between the Company, Headway Workforce Solutions, Inc. (“Headway”), and Chapel Hill Partners, LP, as the representatives of all the stockholders of Headway (the “Headway Acquisition”), the closing of the Headway Acquisition and issuance of the Series H Convertible Preferred Stock, pursuant to the Stock Purchase Agreement and in connection with the closing of the Headway Acquisition. This Amendment No. 1 to the Current Report on Form 8-K/A is being filed by the Company solely to amend and restate Item 9.01 in its entirety to include subparts (a) and (b), which were inadvertently excluded from the Original Report. Except as set forth herein, no other modifications have been made to the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company will file any financial statements required by this Item as soon as practicable, and in any event, not later than 71 days after the date on which the Current Report on Form 8-K was required to be filed as related to the closing of the Headway Acquisition, previously disclosed under Item 2.01 in the Original Report.

(b) Pro Forma Financial Information.

The Company will file any financial statements required by this Item as soon as practicable, and in any event, not later than 71 days after the date on which the Current Report on Form 8-K was required to be filed as related to the closing of the Headway Acquisition, previously disclosed under Item 2.01 in the Original Report.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

2.1*	Amendment to the Stock Purchase Agreement, dated May 18, 2022, by and between Staffing 360 Solutions, Inc. Headway Workforce Solutions, Inc. and Chapel Hill Partners, LP as the Sellers’ Representative
3.1	Certificate of Designation of Series H Convertible Preferred Stock, dated May 17, 2022
99.1	Press Release dated May 19, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*Certain of the schedules (and similar attachments) to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the Exhibit or the disclosure document. The registrant hereby agrees to furnish a copy of all omitted schedules (or similar attachments) to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2022	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer